TRUST FOR CREDIT UNIONS
ULTRA-SHORT DURATION PORTFOLIO
SHORT DURATION PORTFOLIO
(together, the “Portfolios”)
TCU SHARES
INVESTOR SHARES

Supplement dated December 31, 2020 to the
Statement of Additional Information (“SAI”) dated December 31, 2020

At a special meeting held on December 14, 2020, shareholders of each Portfolio voted to approve an Amended and Restated Investment Advisory Agreement (the “Amended and Restated Agreement”) between the Portfolios and ALM First Financial Advisors, LLC (“ALM First” or the “Adviser”) effective January 31, 2021. The advisory fee rate charged to the Portfolios will change under the Amended and Restated Agreement. However, other than the advisory fee rate, the Amended and Restated Agreement is otherwise substantially identical to the current investment advisory agreement (the “Current Agreement”) that was initially approved by the Portfolios’ shareholders in May 2017.

1.    As of January 31, 2021, the following replaces the fourth paragraph and accompanying table on page B-9 of the SAI:

Effective January 31, 2021, as compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the following annual rates from each Portfolio:

Portfolio	Contractual Rate
Ultra-Short Duration Portfolio	0.14% on the first $250 million; 0.12% between $250 million and $500 million; 0.08% between $500 million and $1 billion; 0.06% assets above $1 billion
Short Duration Portfolio	0.14% on the first $250 million; 0.12% between $250 million and $500 million; 0.08% between $500 million and $1 billion; 0.06% assets above $1 billion

As compensation for its services and its assumption of certain expenses, prior to January 31, 2021, the Investment Adviser was entitled to the following fees, computed daily and payable monthly, at the following annual rates:

Portfolio(s)	Contractual Rate	Actual Rate for Fiscal Year Ended August 31, 2020
Ultra-Short Duration and Short Duration	0.12% on first $250 million, 0.10% on next $250 million, 0.07% on remainder*	0.09%

*    Contractual rate prior to January 31, 2021 was based on the aggregate average net assets of the Ultra-Short Duration and Short Duration Portfolios. Fees prior to January 31, 2021 were charged on a pro rata basis between the Portfolios.

Please retain this SAI supplement for your records.